UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2019

APOGEE ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Minnesota	0-6365	41-0919654
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4400 West 78th Street – Suite 520, Minneapolis, Minnesota		55435
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (952) 835-1874

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On February 8, 2019, Apogee Enterprises, Inc., a Minnesota corporation (the “Company”) entered into a confidentiality agreement (the “Confidentiality Agreement”) with Engaged Capital, LLC and certain of its affiliates (“Engaged Capital”). Capitalized terms used and not otherwise defined herein have the meanings ascribed to them in the Confidentiality Agreement.

The Confidentiality Agreement sets forth the terms and conditions regarding the use of confidential information the Company or its Representatives furnish to or is otherwise obtained by Engaged Capital. The Confidentiality Agreement provides certain access rights to Engaged Capital until the Termination Date.

Engaged Capital has agreed to abide by certain standstill provisions during a standstill period commencing on the date of the Confidentiality Agreement and ending on the Termination Date (as defined below). The Company agreed to hold its 2019 annual meeting of shareholders no earlier than 45 days after the Termination Date and will consider any notice from Engaged Capital pursuant to Section 1.09 of the Company’s Amended and Restated By-laws with respect to such meeting timely if such notice is received by the Company by 5:30 PM New York City time on the 15th day following the Termination Date.

Unless earlier terminated by the Company, the Confidentiality Agreement expires six months after the effective date of the Confidentiality Agreement (the “Termination Date”).

The foregoing description of the Confidentiality Agreement does not purport to be complete and is qualified in its entirety by reference to the Confidentiality Agreement, which is filed herewith as Exhibit 10.1 and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibit.

The following exhibit is filed herewith:

Exhibit Number	Description

10.1	Confidentiality Agreement, dated February 8, 2019, by and among Apogee Enterprises, Inc., and Engaged Capital LLC, Engaged Capital Flagship Master Fund, LP, Engaged Capital Co-Invest VIII, LP, Engaged Capital Flagship Fund, LP, Engaged Capital Flagship Fund, Ltd., Engaged Capital Holdings, LLC and Glenn W. Welling.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 11, 2019	APOGEE ENTERPRISES, INC.

	By:	/s/ Patricia A. Beithon
Patricia A. Beithon
General Counsel and Secretary